EXHIBIT 10.10

                                 LOAN AGREEMENT

Made this 25th day of June, 2004.

BETWEEN:

      YUKON  GOLD  CORPORATION,  INC.  a  Delaware  Corporation  (herein  called
"Yukon").

AND

      J. L. GUERRA, JR., (herein called "JLG")

1. JLG agrees to lend to Yukon US$100,000 secured by a non-interest bearing promissory note due on demand (the Loan) in the form attached hereto as Schedule A.

2. As consideration for the Loan Yukon agrees to pay to JLG a fee of US$5,000.00 to cover due diligence and other expenses.

In witness whereof the parties hereto have executed this Agreement as of the date first written above.

YUKON GOLD CORPORATION, INC.


Per: /s/ Stafford Kelley
     ----------------------
     Stafford Kelley

Per: /s/ Warren Holmes
     ----------------------
     Warren Holmes

J.L. GUERRA, JR.

/s/ J. L. Guerra Jr.
---------------------------

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                                   SCHEDULE A

                                 PROMISSORY NOTE

Amount: US$100,000

      FOR VALUE RECEIVED, the undersigned Yukon Gold Corporation, Inc., promises to pay J. L. Guerra, Jr., or to his order, the principal sum of US$100,000 which is non-interest bearing.

      The undersigned promises to pay the outstanding balance on demand.

      All or part of the principal sum due hereunder may be prepaid from time to time without notice, bonus or penalty.

      The undersigned waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest and notice of protest of this promissory note and diligence in collection or bringing suit, and consents to all extensions of time, renewals, waivers or modifications that may be granted by the holder with respect to the payment or any other provision of this promissory note.

      DATED this 25th day of June, 2004.

Yukon Gold Corporation, Inc.

By: /s/ Stafford Kelley
    ---------------------
    Stafford Kelley

By: /s/ Warren Holmes
    ---------------------
    Warren Holmes